UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2024

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas
New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2024, fuboTV Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment and restatement of the Company’s 2020 Equity Incentive Plan (the “2020 Plan”). The amended and restated 2020 Plan is referred to herein as the “Restated Plan.” The Board of Directors (the “Board”) approved the amendment and restatement of the 2020 Plan on April 16, 2024. The Restated Plan became effective on June 18, 2024, following shareholder approval.

The Restated Plan amends and restates the 2020 Plan and makes the following material changes to the 2020 Plan:

(i) Increases the number of shares of the Company’s Class A common stock available by 20,000,000 shares, such that the aggregate number of shares of the Company’s Class A common stock reserved for issuance under the Restated Plan is equal to the sum of (1) 71,116,646 shares, plus (2) 621,506 shares that were subject to awards issued pursuant to the 2015 Equity Incentive Plan of fuboTV Inc. as of the original date of the 2020 Plan that have become available for issuance under the 2020 Plan on or after its original effective date due to the forfeiture or expiration of the original award, plus (3) up to an additional 3,057,896 shares that may become available for issuance under the Restated Plan pursuant to the expiration or forfeiture of outstanding awards under the 2015 Plan (based on the number of awards outstanding under the 2015 Plan as of April 19, 2023);

(ii) Increases the number of shares of the Company’s Class A common stock which may be granted as incentive stock options under the Restated Plan by 20,000,000 shares, such that an aggregate of 71,116,646 shares of the Company’s Class A common stock may be granted as incentive stock options under the Restated Plan; and

(iii) Extends the right to grant awards under the Restated Plan through April 16, 2034.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 4 – Approval of an Amendment to the Company’s 2020 Equity Incentive Award Plan to, Among Other Things, Increase the Number of Shares of Common Stock Available for Issuance” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, a total of 175,333,516 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 58.46% percent of the Company’s outstanding common stock as of the April 22, 2024 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2024.

Item 1 — Election of seven directors for a term of office expiring on the date of the 2025 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
David Gandler	91,097,014	6,805,758	77,430,744
Edgar Bronfman Jr.	90,126,965	7,775,807	77,430,744
Ignacio Figueras	85,596,283	12,306,489	77,430,744
Neil Glat	91,679,634	6,223,138	77,430,744
Julie Haddon	90,088,746	7,814,026	77,430,744
Daniel Leff	79,961,766	17,941,006	77,430,744
Laura Onopchenko	91,803,769	6,099,003	77,430,744

Item 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
165,745,860	8,567,677	1,019,979	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
86,446,865	10,800,425	655,482	77,430,744

Item 4 — Approval of an amendment to the Company’s 2020 Equity Incentive Plan to, among other things, increase the number of shares of common stock available for issuance.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
79,713,982	17,779,199	409,591	77,430,744

Item 5 — Approval, in accordance with Section 312.03 of the NYSE Listed Company Manual, of the full settlement of conversions in common stock of the Company’s Convertible Senior Secured Notes due 2029

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
85,901,638	11,269,804	731,330	77,430,744

Item 6 — Approval of an amendment to the Company’s Articles of Incorporation that would increase the number of authorized shares of the Company’s common stock.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
147,514,470	27,219,746	599,300	0

Item 7 — Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 4, Proposal 5 or Proposal 6.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
139,031,832	34,974,719	1,326,965	0

Based on the foregoing votes, David Gandler, Edgar Bronfman Jr., Ignacio Figueras, Neil Glat, Julie Haddon, Daniel Leff and Laura Onopchenko were elected as directors and Items 2, 3, 4, 5, 6 and 7 were approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	fuboTV Inc. 2020 Equity Incentive Plan, as amended and restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: June 21, 2024	By:	/s/ David Gandler
David Gandler
Chief Executive Officer